SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2002
                                                        -----------------

                               KOGER EQUITY, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
             -----------------------------------------------------
                  State or Other Jurisdiction of Incorporation)


       1-9997                                            59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

   433 PLAZA REAL, SUITE 335
      BOCA RATON, FLORIDA                                              33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


                                 (561) 395-9666
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
              ----------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced its quarterly results for the period ended September 30, 2002, as more particularly described in its News Release, dated November 5, 2002, and related Supplemental Information, dated September 30, 2002, on the Company's web site, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.


Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number    Description of Exhibit
         ------    ----------------------
         99        Koger Equity, Inc. News Release,  dated November 5, 2002,
                   and related  Supplemental  Information, dated September 30,
                   2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           KOGER EQUITY, INC.




Dated:  November 5, 2002                   By:           /s/ Robert E.Onisko
                                             -----------------------------------
                                                         Robert E. Onisko
                                           Title:        Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

    Exhibit
    Number   Description of Exhibit
    ------   ----------------------
     99      Koger Equity, Inc. News Release, dated November 5, 2002, and related Supplemental Information, dated September 30, 2002.